                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   NOVEMBER 10, 1998




                              WESTOWER CORPORATION

             (Exact name of registrant as specified in its charter)



        WASHINGTON                  333-32963                 91-1825860

      (State or Other              (Commission              (IRS Employer
      Jurisdiction of              File Number)          Identification No.)
      Incorporation)



             2001 6th Avenue, Suite 3302, Seattle, Washington 98121

               (Address of Principal Executive Offices) (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 441-0334




          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     This Amendment No. 2 to Westower Corporation's Current Report on Form 8-K dated November 20, 1998 contains revised proforma financial information of Westower Corporation and Summit Communications, LLC adjusted to reflect the restated balance sheet of Westower Corporation as of August 31, 1998 and the restated results of operations of Westower Corporation for the three and six months then ended as reported in Westower Corporation's 10-QSB/A as filed with the Securities and Exchange Commission on June 15, 1999.

     In accordance with the requirements of the Securities and Exchange Commission, the entirety of Item 7 is set forth below.

On November 10, 1998, Westower Corporation (the "Company") completed the acquisition of Summit, a Mississippi limited liability company, pursuant to an Agreement and Plan of Merger among Summit, the members of Summit, Westower and Westower Summit Acquisition LLC, a Mississippi limited liability company and a wholly-owned subsidiary of Westower Corporation. Included below are certain financial statements and pro forma information of Summit.

(a)  Financial statements of Summit.

     Audited financial statements and schedules for the fiscal year ended December 31, 1997:

                           SUMMIT COMMUNICATIONS, LLC

                                    CONTENTS


                                                                          Page


Report of Independent Certified Public Accountants                          3

Balance Sheet                                                               4

Statement of Income                                                         5

Statement of Members' Equity                                                6

Statement of Cash Flows                                                   7-8

Notes to the Financial Statements                                           9

               Report of Independent Certified Public Accountants



To the Members
Summit Communications, LLC
Ridgeland, Mississippi


We have audited the accompanying balance sheet of Summit Communications, LLC, as of December 31, 1997, and the related statements of income, members' equity and cash flows for the period from May 24, 1997 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summit Communications, LLC as of December 31, 1997, the results of its operations and its cash flows for the period from inception to December 31, 1997, in conformity with generally accepted accounting principles.






March 5, 1998

                           SUMMIT COMMUNICATIONS, LLC

                                  Balance Sheet
                                December 31, 1997



                                    Assets
                                    ------
Current assets:
  Contract receivables                                        $1,142,771
  Costs and estimated earnings in excess
    of billings on uncompleted contracts                         117,648
  Other receivables                                                9,448
  Inventories                                                     20,000
  Prepaid expenses                                                31,501
                                                              ----------
      Total current assets                                     1,321,368
                                                              ----------

Property and equipment:
  Machinery, equipment and tools                                 479,459
  Furniture and fixtures                                          17,292
  Vehicles                                                       398,916
                                                              ----------
                                                                 895,667
  Less accumulated depreciation                                 (196,346)
                                                              ----------

      Net property and equipment                                 699,321
                                                              ----------

Intangible asset, net of accumulated amortization of $715         19,671
                                                              ----------

                                                             $ 2,040,360
                                                              ==========


                        Liabilities and Members' Equity
                        -------------------------------

Liabilities:
  Current liabilities:
    Book overdraft in bank account                            $  118,249
    Short-term notes payable                                     116,537
    Short-term note payable to member                            388,938
    Current maturities of long-term debt                          52,041
    Current portion of capital leases                             14,917
    Accounts payable                                             183,876
    Billings in excess of costs and estimated
      earnings on uncompleted contracts                          265,520
    Accrued expenses                                              46,942
    Other liabilities                                             37,324
                                                              ----------
          Total current liabilities                            1,224,344
                                                              ----------

  Long-term debt, less current maturities                        231,053
  Capital lease obligations, less current portion                 18,881
                                                              ----------
             Total liabilities                                 1,474,278
                                                              ----------

Members' Equity                                                  566,082
                                                              ----------
                                                             $ 2,040,360
                                                              ==========

   The accompanying notes are an integral part of this financial statement.

                           SUMMIT COMMUNICATIONS, LLC

                               Statement of Income
            Period From May 24, 1997 (Inception) to December 31, 1997



Contract revenues earned                                $5,477,770
                                                        ----------

Cost of contract revenues:
  Materials, supplies and contract services              2,519,761
  Direct labor                                             867,387
  Other direct costs                                       726,241
                                                        ----------
          Total cost of contract revenues                4,113,389
                                                        ----------

          Gross profit                                   1,364,381
                                                        ----------

General and administrative expenses:
  Salaries and labor                                       270,802
  Other expenses                                           572,212
                                                        ----------
          Total general and administrative expenses        843,014
                                                        ----------

          Income from operations                           521,367
                                                        ----------

Other expenses - interest expense                          (45,285)
                                                        ----------

          Net income before income taxes                   476,082
                                                        ----------

Income taxes:
  Assumed expense                                          177,500
  Effect of special election by members                   (177,500)
                                                        ----------
          Net income taxes                                       -
                                                        ----------

          Net income                                    $  476,082
                                                        ==========



   The accompanying notes are an integral part of this financial statement.

                           SUMMIT COMMUNICATIONS, LLC

                          Statement of Members' Equity
            Period From May 24, 1997 (Inception) to December 31, 1997




Capital contributions                                                  $100,000

Net income                                                              476,082

Distributions                                                           (10,000)
                                                                       --------
December 31, 1997                                                      $566,082
                                                                       ========



   The accompanying notes are an integral part of this financial statement.

                           SUMMIT COMMUNICATIONS, LLC

                             Statement of Cash Flows
            Period From May 24, 1997 (Inception) to December 31, 1997



Cash flows from operating activities:
  Net earnings                                                      $   476,082
  Adjustments to reconcile net income to net cash
    flows from operating activities:
    Depreciation                                                        196,346
    Amortization                                                            715
    (Increase) decrease in:
      Contract receivables                                           (1,142,771)
      Cost and estimated earnings in excess of
        billings on uncompleted contracts                              (117,648)
      Other receivables                                                  (9,448)
      Prepaid expenses                                                  (27,741)
    Increase (decrease) in:
      Accounts payable                                                  183,876
      Billings in excess of costs and estimated
        earnings on uncompleted contracts                               265,520
      Accrued expenses                                                  (31,071)
    Other, net                                                           37,324
                                                                    -----------
              Net cash used in operating activities                    (168,816)
                                                                    -----------

Cash flows from investing activities:
 Assets acquired in acquisition                                        (900,042)
 Purchases of property and equipment                                    (13,865)
                                                                    -----------

              Net cash used in investing activities                    (913,907)
                                                                    -----------






                                                                   (Continued)

                           SUMMIT COMMUNICATIONS, LLC

                             Statement of Cash Flows
            Period From May 24, 1997 (Inception) to December 31, 1997



Cash flow from financing activities:
  Liabilities assumed in acquisition                         $   387,835
  Proceeds from short-term notes payable                         937,322
  Repayments of short-term notes payable                        (820,785)
  Proceeds of short-term note payable to member                  400,000
  Repayments of short-term note payable to member                (11,062)
  Repayments of capital lease obligations                       (301,930)
  Proceeds from long-term notes payable                          300,174
  Repayments of long-term notes payable                          (17,080)
  Capital contributions                                          100,000
  Distributions                                                  (10,000)
                                                               ---------

          Net cash provided by financing activities              964,474
                                                               ---------
          Net decrease in cash                                  (118,249)

Cash at inception                                                      -
                                                               ---------

Book overdraft in bank account at end of year                $  (118,249)
                                                               =========


Supplemental disclosures:
  Collections on contracts                                   $ 4,244,157
  Payments for materials, sub contractors,
    labor and supplies                                         4,510,108
  Interest paid                                                   42,644
                                                              ==========

Noncash investing and financing activities:
 Capital lease obligations incurred in
   connection with property and equipment                    $    25,905
                                                              ==========


   The accompanying notes are an integral part of this financial statement.

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 1:  Summary of Significant Accounting and Reporting Policies

  A summary of the significant accounting and reporting policies of Summit
    Communications, LLC (the Company), which materially affect the determination of financial position and results of operations is presented below.

  Organization


  The Company is incorporated under the laws of the state of Mississippi. The
    Company constructs communication towers for use by the radio, television, telephone and other industries in the continental United States. The main business operations are located in Ridgeland, Mississippi.

  Accounting Estimates


  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Revenue and Cost Recognition


  Revenues from fixed-priced and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to total estimated costs to complete each contract.

  Contract costs include all direct material and labor costs and those direct costs related to contract performance, such as supplies, tools and repairs. Indirect costs, such as labor, supplies, general repairs and depreciation are not allocated to contract costs. Selling, general, and administrative costs, including indirect costs on contracts, are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders and settlements are accounted for as changes in estimates in the current period.

  The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

                                                                    (Continued)

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 1:  (Continued)


  Property and Equipment


  The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed using the straight-line and accelerated methods adopted by the Internal Revenue Service for financial purposes. The difference between tax depreciation methods and generally accepted accounting depreciation methods is not considered material.

  Intangible Assets


  The Company recorded an intangible asset related to its acquisition of Summit
    Communications, Inc. This intangible asset is being amortized over a fifteen year period using the straight-line method.

  Income Taxes


  The Company is not a tax paying entity for Federal income tax purposes, and thus no Federal income tax expense has been recorded in these statements. The Company was formed as a limited liability company (LLC) and has made an election for Federal tax purposes, and tax purposes in certain states in which it operates, to be taxed as a subchapter S corporation. Income of the Company is taxed to the members in their respective returns for Federal purposes and state purposes in states where the subchapter S corporation election is available. State income taxes will be recorded in the financial statements for states in which the Company operates that do not allow subchapter S elections.


Note 2:  Contract Receivables


  The following is a summary of contract receivables at December 31, 1997:


     Billed:
      Completed contracts                                           $   257,060
      Contracts in progress                                             885,711
                                                                        -------


                                                                    $ 1,142,771
                                                                    ===========

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 3:  Uncompleted Contracts


  Costs, estimated earnings and billings on uncompleted contracts at December
    31, 1997, are summarized as follows:



      Costs incurred on uncompleted contracts                  $1,143,511
      Estimated earnings                                          495,683
                                                               ----------
                                                                1,639,194
      Less billings                                             1,787,066
                                                               ----------

                                                              $  (147,872)
                                                               ==========

    Included in accompanying balance sheets under
      the following captions:
        Cost and estimated earnings in excess
          of billings on uncompleted contracts                $   117,648
        Billings in excess of costs and estimated
          earnings on uncompleted contracts                      (265,520)
                                                               ----------

                                                              $  (147,872)
                                                               ==========

Note 4:  Backlog
----------------

  The following schedule summarizes changes in the backlog of contracts from the period of inception to December 31, 1997. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.



      Backlog balance at inception                            $         -
      New contracts during the year                             6,993,007
                                                               ----------
                                                                6,993,007

      Less contract revenues earned during
        the year                                                5,477,770
                                                               ----------

      Backlog balance at end of year                          $ 1,515,237
                                                               ==========

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 5:  Short-term Notes Payable


  Short-term notes payable consisted of the following at December 31, 1997:

     Line of credit for $600,000 payable to commercial bank;
       interest at lender's prime rate plus .5%, 9% at
       December 31, 1997; principal and interest payable
       January 1, 1998; secured by inventory, real estate,
       fixed assets and accounts receivable                           $  57,593

     Line of credit for $750,000 payable to commercial bank;
       interest at lender's prime rate plus .5%; 9% at
       December 31, 1997; principal and interest due
       July 1, 1998; secured by inventory, real
       estate, fixed assets and accounts receivable                     58,944
                                                                     ---------


                                                                     $ 116,537
                                                                     =========

Note 6:  Short-term Note Payable to Member


  Short-term notes payable to member consisted of the following at December 31, 1997:

     Note payable to member at an interest rate of Trustmark
       National Bank prime rate, 8.5% at December 31, 1997;
       principal payable on July 18, 1998 and interest payable
       quarterly                                                     $ 388,938
                                                                     =========

Note 7:  Long-term Debt


  A summary of long-term debt at December 31, 1997, follows:

     Unsecured note payable to commercial bank at an interest
       rate of 8.5%; payable in monthly installments of $6,176,
       including interest, through September 25, 2002; secured
       by fixed assets and accounts receivable                       $ 283,094

     Less current maturities                                           (52,041)


     Long-term debt, less current maturities                         $ 231,053
                                                                     =========



                                                                    (Continued)

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 7:  (Continued)


  A summary of the future maturities of long-term debt at December 31, 1997, is as follows:



      1998                                                            $  52,041
      1999                                                               56,641
      2000                                                               61,647
      2001                                                               67,096
      2002                                                               45,669
                                                                        -------

                                                                      $ 283,094
                                                                        =======


Note 8:  Capital Lease Obligations
----------------------------------

  A summary of capital lease obligations follows:

     Lease payable in monthly installments of $506 through
       August 4, 1998, reflecting an effective interest
       rate of 8.634%; secured by vehicle                             $   3,919

     Lease payable in monthly installments of $1,048
       through July 28, 1998, reflecting an effective
       interest rate of 6.86%; secured by equipment                       5,483

     Lease payable in monthly installments of $633 through
       August 28, 2000, final installment of $7,772 at
       September 28, 2000, reflecting an effective interest
       rate of 9.325%; secured by vehicle                                24,396
                                                                        -------
                                                                         33,798
     Less current obligations                                           (14,917)
                                                                        -------

                                                                       $ 18,881
                                                                        =======


                                                                    (Continued)

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 8:  (Continued)


  A schedule of future minimum lease payments under capital leases agreements at December 31, 1997, follows:



      1998                                                             $ 17,362
      1999                                                                7,601
      2000                                                               13,473
                                                                       --------
                Total minimum lease payments                             38,436

      Less amount representing interest                                  (4,638)
                                                                       --------
                                                                         33,798
      Less current portion                                              (14,917)
                                                                       --------
                Capital lease obligations, less
                  current portion                                      $ 18,881
                                                                       ========

  A summary of assets and accumulated depreciation of assets under capital leases at December 31, 1997, follows:

      Assets under capital leases                                      $ 54,397
      Less accumulated depreciation                                      (6,802)
                                                                       --------

                                                                       $ 47,595
                                                                       ========

  Depreciation expense includes amortization of assets under capital leases of $6,802 for the period from inception to December 31, 1997.


Note 9:  Employee Benefit Plan


  The Company has an employee benefit plan which is a 401(k) Profit Sharing Plan and Trust. Employees become eligible for participation in the plan after one year of service. Employees may contribute a percentage of their gross compensation not to exceed limits set by law. Contributions by the Company are made at the discretion of the Board of Directors. There were no contributions made by the Company related to this plan for the period from inception to December 31, 1997.


Note 10:  Related Party Transactions


  Summit leases a vehicle from one of its officers for use in the normal course of business. As of December 31, 1997, the capital lease obligation owed to this officer was $3,919.

                           SUMMIT COMMUNICATIONS, LLC

                        Notes to the Financial Statements


Note 11:  (Continued)


  On May 24, 1997, the Company acquired certain assets and assumed certain liabilities of Summit Communications, Inc. (SCI) in a purchase transaction. The following is a summary of assets acquired and liabilities assumed in the SCI transaction:



      Assets acquired:
        Inventory                                                      $ 20,000
        Prepaid expenses                                                  3,760
        Fixed assets                                                    855,896
        Intangible asset                                                 20,386
                                                                       --------
                                                                        900,042
                                                                       --------

      Liabilities assumed:
        Long-term debt                                                  293,634
        Capital leases                                                   16,188
        Accrued expenses                                                 78,013
                                                                       --------
                                                                        387,835
                                                                       --------

                Purchase price                                         $512,207
                                                                       ========

     Unaudited financial statements for the interim periods ended August 31, 1998:

                           Summit Communications, LLC.

                            Balance Sheet (Unaudited)
                                 August 31, 1998

                                     ASSETS



                                                             1998
                                                          ----------
CURRENT ASSETS

 Cash                                                     $      500
 Accounts receivable, net                                  2,357,737
 Costs and estimated earnings in excess of billings on
   uncompleted contracts                                     290,319
 Notes receivable                                            192,998
 Inventory                                                    22,000
 Prepaid expenses                                             82,867
 Other current assets                                         60,232
                                                          ----------
     Total current assets                                  3,006,653

PROPERTY AND EQUIPMENT, net                                  732,679
OTHER ASSETS                                                  18,560
                                                          ----------
TOTAL ASSETS                                              $3,757,892
                                                          ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES

 Trade accounts payable                                   $  823,565
 Other current liabilities                                    32,340
 Billings in excess of costs and estimated
   earnings on uncompleted contracts                         886,897
 Employee loan payable
 Notes payable                                                38,375
 Current portion of long-term debt                           191,958
                                                          ----------

     Total current liabilities                             1,973,135

LONG-TERM DEBT, excluding current portion                    583,622

MEMBERS' EQUITY                                            1,201,135
                                                          ----------

TOTAL LIABILITIES AND MEMBERS' EQUITY                     $3,757,892
                                                          ==========

                           SUMMIT COMMUNICATIONS, LLC

                         Statement Of Income (Unaudited)
                       Eight Months Ended August 31, 1998





                                                   1998
                                                ----------
CONTRACT REVENUES EARNED                        $6,498,844

COSTS OF REVENUES EARNED                         4,875,298
                                                ----------

     Gross profit                                1,623,546

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       902,820
                                                ----------

OPERATING INCOME                                   720,726
                                                ----------
OTHER INCOME (EXPENSE)

 Interest expense                                  (86,725)

 Other income                                        1,052
                                                ----------

     Total other income expense                    (85,673)
                                                ----------

NET INCOME                                      $  635,053
                                                ==========

(b) Pro forma financial information.

     The unaudited pro forma condensed combined balance sheet at August 31, 1998 combines the historical financial information as if the acquisition of Summit had occurred on August 31, 1998. The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 and the six months ended August 31, 1998 combine historical statements of operations for the Company and Summit as if the acquisition had occurred on March 1, 1997.

     The unaudited proforma condensed combined balance sheet at August 31, 1998 combines historical financial information of the Company and Summit at August 31, 1998 as if the acquisition had occurred on August 31, 1998. The unaudited pro forma condensed combined statement of income for the six months ended August 31, 1998 combines historical financial information of the Company for the six months ended August 31, 1998 and Summit for the six months ended June 30, 1998 as if the acquisition had occurred at the beginning of the periods presented. The unaudited pro forma condensed combined statement of income for the year ended February 28, 1998 combines historical financial information of the Company for the year ended February 28, 1998 and Summit for the period from May 24, 1997 (inception) through December 31, 1997 as if the acquisition had occurred at the beginning of the periods presented. As the most recent fiscal year end of Summit differs from the Company's fiscal year end by less than 93 days, no adjustments were made to Summit's statement of income for the purpose of the pro forma presentation.

     The business of these entities is subject to seasonal fluctuations and, therefore, the results of operations for periods less than twelve months may not be indicative of annual results. The pro forma financial statements are not necessarily indicative of the financial position or results of operations which would actually have been reported had the transaction been consummated on March 1, 1997 or which may be reported in the future. Actual results for the six months ended August 31, 1998 have been reported on the Company's Form 10QSB/A filed on June 15, 1999.

     The pro forma data should be read in conjunction with the notes to unaudited pro forma condensed combined financial information and the historical financial statements and notes thereto of Summit contained elsewhere herein.

     1.  Unaudited Pro Forma Condensed Combined Balance Sheet at August 31,
         1998:

         WESTOWER CORPORATION
         PRO FORMA COMBINED CONDENSED BALANCE SHEET
         August 31, 1998

                                                                       HISTORICAL
                                                                WESTOWER         SUMMIT         PRO FORMA          PRO FORMA
                                                              CORPORATION    COMMUNICATIONS    ADJUSTMENTS          COMBINED
                                                           ------------------------------------------------    ----------------
ASSETS
CURRENT ASSETS
             Cash                                              13,236,000                       (4,400,000)  1        8,836,000
             Contracts receivable, net                          9,992,000       2,358,000                            12,350,000
             Costs and estimated earnings in excess
             of billings on uncompleted contracts               3,640,000         290,000                             3,930,000
             Inventory                                          1,723,000          22,000                             1,745,000
             Other current assets                               2,216,000         336,000                             2,552,000
                                                           ------------------------------------------------    ----------------
             Total current assets                              30,807,000       3,006,000       (4,400,000)          29,413,000

PROPERTY AND EQUIPMENT, net                                     5,502,000         733,000                             6,235,000

INTANGIBLE ASSETS, net                                         14,663,000                        8,000,000   1       22,663,000

OTHER ASSETS                                                    2,727,000          19,000                             2,746,000
                                                           ------------------------------------------------    ----------------
TOTAL ASSETS                                                   53,699,000       3,758,000        3,600,000           61,057,000
                                                           ================================================    ================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
             Trade accounts payable                             4,926,000         824,000                             5,750,000
             Billings in excess of costs and
             estimated earnings on uncompleted contracts        1,522,000         887,000                             2,409,000
             Other current liabilities                          3,630,000          70,000          701,000   1        4,401,000
             Income taxes payable                               1,636,000                                             1,636,000
             Deferred income taxes                                195,000                                               195,000
             Current portion of long-term debt and
             capital lease obligations                            450,000          67,000                               517,000
                                                           ------------------------------------------------    ----------------
             Total current liabilities                         12,359,000       1,848,000          701,000           14,908,000

LONG-TERM DEBT AND CAPITAL LEASE                                                                                          0
              OBLIGATIONS, excluding current portion           14,706,000         709,000                            15,415,000

OTHER LIABILITIES                                                 624,000                                               624,000
                                                           ------------------------------------------------    ----------------

             Total liabilities                                 27,689,000       2,557,000          701,000           30,947,000
                                                           ------------------------------------------------    ----------------

STOCKHOLDERS' EQUITY
             Common stock                                          70,000          90,000          (90,000)  2           72,000
                                                                                                     2,000   1

             Additional paid-in capital                        21,824,000                        4,098,000   1       25,922,000

             Foreign currency translation adjustment'            (468,000)                                             (468,000)
             Retained Earnings                                  4,584,000       1,111,000       (1,111,000)  2        4,584,000
                                                           ------------------------------------------------    ----------------
             Total stockholders equity                         26,010,000       1,201,000        2,899,000           30,110,000

                                                           ------------------------------------------------    ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     53,699,000       3,758,000        3,600,000           61,057,000
                                                           ================================================    ================

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AUGUST 31, 1998

     1 To reflect the application of purchase accounting to the Company's acquisition of Summit. The total purchase price was paid through the issuance of 200,000 shares of the Company's common stock valued at approximately $4.1 million based on the publicly traded price and $4,400,000 in cash, and the assumption of certain liabilities as of November 10, 1998, the date closing.

     2    To eliminate the historical equity of Summit

     2. Unaudited Pro Forma Condensed Combined Statement of Income for the Company's fiscal year ended February 28, 1998:

        WESTOWER CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED FEBRUARY 28, 1998


                                                               HISTORICAL
                                                    WESTOWER               SUMMIT         PRO FORMA
                                                   CORPORATION         COMMUNICATIONS 5  ADJUSTMENTS       PRO FORMA COMBINED
                                              -------------------------------------------------------    ----------------------
CONTRACT  AND OTHER REVENUES EARNED                 41,662,000            5,478,000                               47,140,000
COSTS OF REVENUES EARNED                            29,508,000            4,113,000                               33,621,000
(exclusive of depreciation and amortization
             shown below)                     -------------------------------------------------------    ----------------------
             GROSS PROFIT                           12,154,000            1,365,000                               13,519,000

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                             7,236,000              646,000         117,000    1           7,999,000

DEPRECIATION AND AMORTIZATION                          473,000              197,000         400,000    2           1,070,000

                                              -------------------------------------------------------    ----------------------
OPERATING INCOME                                     4,445,000              522,000        (517,000)               4,450,000

OTHER INCOME (EXPENSE)
             Other income                              126,000                                                       126,000
             Interest income                           127,000                                                       127,000
             Interest expense                         (129,000)             (45,000)                                (174,000)
                                              -------------------------------------------------------    ----------------------

                                                       124,000              (45,000)                                  79,000
                                              -------------------------------------------------------    ----------------------

INCOME BEFORE INCOME TAXES                           4,569,000              477,000        (517,000)               4,529,000

INCOME TAXES                                         1,633,000                             (122,000)   3           1,511,000

                                              -------------------------------------------------------    ----------------------
NET INCOME                                           2,936,000              477,000        (395,000)               3,018,000
                                              =======================================================    ======================

BASIC EARNINGS PER SHARE                               0.56                                   n/a                    0.55
                                              =======================================================    ======================

DILUTED EARNINGS PER SHARE                             0.52                                   n/a                    0.52
                                              =======================================================    ======================

Shares of common stock used in computing earnings per share:

Basic                                                5,263,000                              200,000    4         5,463,000
                                              =======================================================    ======================

Diluted                                              5,594,000                              200,000    4         5,794,000
                                              =======================================================    ======================

          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED FEBRUARY 28, 1998

     1 Contractual increases in historical compensation of former owners of Summit.

     2 To reflect amortization of intangible assets resulting from the application of purchase accounting, producing goodwill of approximately $8,000,000. For amortization purposes, the Company has used a useful life of 20 years.

     3 Adjustment to reflect income taxes at the Company's estimated tax rate.

     4 Represents shares of Westower common stock issued in connection with the acquisition of Summit as if the shares had been outstanding for the entire period.

     5 Summit Communications' income statement reflects the results of operations for the period from May 24, 1997 (inception) through December 31, 1997.

     3. Unaudited Pro Forma Condensed Combined Statement of Income for the period ended August 31, 1998:


        WESTOWER CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME SIX MONTHS ENDED AUGUST 31, 1998


                                                                       HISTORICAL
                                                             WESTOWER               SUMMIT          PRO FORMA            PRO FORMA
                                                            CORPORATION         COMMUNICATIONS     ADJUSTMENTS            COMBINED
                                                      ----------------------------------------------------------      --------------
CONTRACT AND OTHER REVENUES EARNED                           23,384,000           4,042,000                             27,426,000
COSTS OF REVENUES EARNED                                     17,604,000           3,030,000                             20,634,000
(exclusive of depreciation and amortization
             shown below)                             ----------------------------------------------------------      --------------
             GROSS PROFIT                                     5,780,000           1,012,000                              6,792,000

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                      3,702,000             546,000           114,000      1     4,362,000

DEPRECIATION AND AMORTIZATION                                   495,000             131,000           200,000      2       826,000

                                                      ----------------------------------------------------------      --------------
OPERATING INCOME                                              1,583,000             335,000          (314,000)           1,604,000

OTHER INCOME (EXPENSE)
             Other                                               94,000               1,000                                 95,000
             Interest income                                    244,000                                                    244,000
             Interest expense                                  (448,000)            (68,000)                              (516,000)
                                                      ----------------------------------------------------------      --------------

                                                               (110,000)            (67,000)                              (177,000)
                                                      ----------------------------------------------------------      --------------

INCOME BEFORE INCOME TAXES                                    1,473,000             268,000          (314,000)           1,427,000

INCOME TAXES                                                    324,000                                52,000      3       376,000
                                                      ----------------------------------------------------------      --------------
NET INCOME                                                    1,149,000             268,000          (366,000)           1,051,000
                                                      ==========================================================      ==============

BASIC EARNINGS PER SHARE                                           0.18                                 n/a                   0.16
                                                      ==========================================================      ==============

DILUTED EARNINGS PER SHARE                                         0.15                                 n/a                   0.13
                                                      ==========================================================      ==============

Shares of common stock used in
computing earnings per share:

Basic                                                         6,454,000                               200,000      4     6,654,000
                                                      ==========================================================      ==============

Diluted                                                       7,617,000                               200,000      4     7,817,000
                                                      ==========================================================      ==============

       NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME SIX MONTHS ENDED AUGUST 31, 1998

     1 Contractual increases in historical compensation of former owners of Summit.

     2 To reflect amortization of intangible assets resulting from the application of purchase accounting, resulting in goodwill of approximately $8,000,000. For amortization purposes, the Company has used a useful life of 20 years.

     3 Adjustment to reflect income taxes at the Company's estimated tax rate.

     4 Represents shares of Westower common stock issued in connection with the acquisition of Summit as if the shares had been outstanding for the entire period.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of November 10, 1998, among Westower Corporation, Westower Summit Acquisition, LLC, Summit Communications, LLC and the Members of Summit Communications, LLC.*

     2.2 Registration Rights Agreement, dated as of November 10, 1998, among Westower Corporation and the Members of Summit Communications, LLC.*

     2.3 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mark J. Shapley.*

     2.4 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mike A. Jarvis.*

     23   Consent of Independent Auditor.

----------
* Previously filed.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WESTOWER CORPORATION



Date:  June 18, 1999    By:/s/ Peter Lucas

                        Peter Lucas, Senior Vice President,
                        Chief Financial Officer, Treasurer
                        and Secretary

                                  Exhibit Index




Exhibits


2.1 Agreement and Plan of Merger, dated as of November 10, 1998, among Westower Corporation, Westower Summit Acquisition, LLC, Summit Communications, LLC and the Members of Summit Communications, LLC.*

2.2 Registration Rights Agreement, dated as of November 10, 1998, among Westower Corporation and the Members of Summit Communications, LLC.*

2.3 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mark J. Shapley.*

2.4 Employment Agreement, dated as of November 10, 1998, between Westower Summit Acquisition, LLC and Mike A. Jarvis.*

23      Consent of Independent Auditor.

----------
* Previously filed.